RELATED-PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
RELATED-PARTY TRANSACTIONS	RELATED-PARTY TRANSACTIONSThroughout the Company’s history, the Company has obtained equity funding from strategic partners with whom the Company transacts through the ordinary course of business. As such, the Company has customers who are also stockholders and directors, or affiliates thereof, in the Company. The Company charges market rates for products and services that are offered to these customers. As of December 31, 2021 and 2020, the Company had
$0.5 million and $1.4 million, respectively, of receivables due from these customers, which are included within accounts receivable on the Consolidated Balance Sheets. For the years ended December 31, 2021, 2020 and 2019, the Company had $0.2 million, $1.9 million and $2.0 million, respectively, of hardware revenue from these customers, and $0.5 million, $0.4 million and $0.1 million, respectively, of software revenue from these customers, which was included within the Consolidated Statements of Operations and Comprehensive Loss.
In addition to its related party customers, the Company also has stockholders who are considered related party vendors that the Company transacts with through the ordinary course of business, and the Company pays market rates for products and services with these vendors. As of December 31, 2021 and 2020, the Company had zero and $0.1 million, respectively, of payables due to these vendors, which are included within accounts payable on the Consolidated Balance Sheets.
In January 2021, one of the Company’s existing equity holders acquired shares of Legacy Latch’s common stock from certain employees and non-employee service providers. See Note 14, Stock-Based Compensation.